Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 — phone 508-460-2401 — fax	commonwealthannuity.com * 800.688-9915
Commonwealth Annuity and Life Insurance Company
a Goldman Sachs Company

REPORT — 12/31/2009

FOR CONTRACT HOLDERS OF:	PIONEER VISION 1/2, PIONEER C-VISION,
PIONEER XTRAVISION, PIONEER NO-LOAD

March 8, 2010

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Subj:	Separate Account VA-P
1940 Act Registration Number: 811-8848
1933 Act Registration Numbers: 33-85916, 333-64831, 333-81017, 333-90535
CIK: 0000932501
Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-P, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Pioneer Variable Contracts Trust	930709	March 1, 2010
AIM Variable Insurance Funds	896435	February 26, 2010
AllianceBernstein Variable Products Series Fund, Inc.	825316	February 22, 2010
Delaware VIP Trust	814230	February 26, 2010
Franklin Templeton Variable Insurance Products Trust	837274	March 1, 2010
Van Kampen Life Investment Trust	778536	February 26, 2010

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Vice President, General Counsel
and Corporate Secretary

Commonwealth Annuity and Life Insurance Company
132 Turnpike Road, Suite 210 * Southborough, MA 01772